SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K/A


                            Amendment No. 1 to
             Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



                    Date of report:  December 31, 1996
                     (Date of earliest event reported)

                        Commission File No. 1-7361


                      AMERICAN FINANCIAL CORPORATION



                    Incorporated under the laws of Ohio

                IRS Employer Identification No. 31-0624874


                          One East Fourth Street
                          Cincinnati, Ohio  45202
                          Phone:  (513) 579-2121



       Former name or former address, if changed since last report:
                              Not Applicable.






                                 Page 1 of 9

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This Amendment No. 1 to Form 8-K is being filed to provide
the Pro Forma Financial information required by Item 7(b) of this Form.

Item 7(b) Pro Forma Financial Information

Effective as of the close of business on December 31, 1996, American Financial Group, Inc. ("AFG"), the owner of 100% of the outstanding common stock of American Financial Corporation ("AFC"), contributed to the capital of AFC, 38 million of the 47 million outstanding shares of common stock of American Premier Underwriters, Inc. ("American Premier"), previously a direct, wholly-owned subsidiary of AFG. No consideration was paid by AFC.

AFG was formed in December 1994 for the purpose of acquiring AFC and American Premier. In mergers completed on April 3, 1995, AFG issued 71.4 million shares of its common stock in exchange for all of the outstanding common stock of AFC and American Premier (the "Mergers"). AFC received 18.7 million shares of AFG for its investment in a like number of American Premier shares. The AFG shares held by AFC have been treated as retired in AFG's financial statements.

The accompanying Unaudited Pro Forma Condensed Balance Sheet as of September 30, 1996, and Unaudited Pro Forma Statements of Earnings for the nine months ended September 30, 1996 and 1995 and year ended December 31, 1995, assume the contribution of American Premier to AFC occurred on April 3, 1995, the date AFC and American Premier became subsidiaries of AFG. AFC's acquisition of American Premier is accounted for in a manner similar to a pooling of interests whereby the assets and liabilities of American Premier (at AFG's historical cost basis) are combined with those of AFC. The Unaudited Pro Forma Financial Statements should be read in conjunction with the historical financial statements and related notes of AFC and American Premier which are included in their respective Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for the periods corresponding to those presented below.

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                   AMERICAN FINANCIAL CORPORATION
                         UNAUDITED PRO FORMA
                CONDENSED CONSOLIDATED BALANCE SHEET
                        SEPTEMBER 30, 1996
                           (In Millions)

                                                                 Historical
                                                                        American    Pro Forma                AFC
                                                               AFC       Premier   Adjustments         Pro Forma
        Assets
Cash and short-term investments                         $    297.8   $     104.6   $       -         $     402.4
Investments                                                9,912.3       1,866.7       (575.8) (a)      11,203.2
Recoverables from reinsurers and prepaid
    reinsurance premiums                                     966.8          77.9        (97.1) (b)         947.6
Agents' balances and premiums receivable                     369.4         288.0        (14.7) (b)         642.7
Deferred acquisition costs                                   364.5          79.7           -               444.2
Prepaid expenses, deferred charges and other assets          646.7         381.0         (3.2) (b)       1,024.5
Receivable from affiliates                                      -          587.1       (587.1) (b)            -
Cost in excess of net assets acquired                        176.4         381.1       (272.5) (c)         285.0

                                                        $ 12,733.9    $  3,766.1   $ (1,550.4)        $ 14,949.6

  Liabilities and Shareholders' Equity
Unpaid losses and loss adjustment expenses              $  3,139.8    $  1,097.9   $    (57.1) (b)    $  4,180.6
Unearned insurance premiums                                  894.2         392.8        (37.2) (b)       1,249.8
Annuity benefits accumulated                               5,279.2            -            -             5,279.2
Life, accident and health reserves                           561.2            -            -               561.2
Payable to affiliates                                        725.4            -        (587.1) (b)         138.3
Long-term debt                                               388.4         264.5         10.9  (d)         663.8
Accounts payable, accrued expenses and other
  liabilities                                                840.7         383.6        (61.7) (b)       1,162.6
Minority interest                                            147.4            -         194.0  (e)         341.4
  Total liabilities                                       11,976.3       2,138.8       (538.2)          13,576.9

Preferred stock                                              168.5            -            -               168.5
Common stock                                                   9.6          47.0        (47.0) (f)           9.6
Capital surplus                                                 -          579.1       (100.7) (f)         478.4
Retained earnings                                            464.9       1,003.9       (885.8) (f)         583.0
Net unrealized gains (losses) on marketable securities,
  net of deferred income tax                                 114.6          (2.7)        21.3  (f)         133.2
    Total shareholders' equity                               757.6       1,627.3     (1,012.2)           1,372.7


                                                        $ 12,733.9    $  3,766.1   $ (1,550.4)        $ 14,949.6

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                   AMERICAN FINANCIAL CORPORATION
                         UNAUDITED PRO FORMA
                 CONSOLIDATED STATEMENT OF EARNINGS
                NINE MONTHS ENDED SEPTEMBER 30, 1996
                            (In Millions)

                                                                   Historical
                                                                        American     Pro Forma               AFC
                                                               AFC       Premier   Adjustments         Pro Forma
Income:
Property and casualty insurance premiums                 $ 1,164.4    $    998.2   $       -           $ 2,162.6
Life, accident and health premiums                            80.3            -            -                80.3
Investment income                                            517.4         164.6        (54.9) (g)         627.1
Realized gains on sales of securities                         16.8           6.6          1.2  (h)          24.6
Equity in net earnings of investee corporations               50.7           1.6        (29.8) (i)          22.5
Gains on sales of investee corporations                      169.4            -            -               169.4
Gains on sales of subsidiaries                                 2.9          53.1        (19.2) (k)          36.8
Other income                                                  93.9          11.8         (2.6) (l)         103.1
                                                           2,095.8       1,235.9       (105.3)           3,226.4
Costs and Expenses:
Property and casualty insurance:
  Losses and loss adjustment expenses                        921.9         733.7           -             1,655.6
  Commissions and other underwriting expenses                365.0         231.5           -               596.5
Annuity benefits                                             206.3            -            -               206.3
Life, accident and health benefits                            70.2            -            -                70.2
Interest charges on borrowed money                           102.4          29.6        (63.5) (m)          68.5
Other operating and general expenses                         228.3          35.4         17.1  (n)         280.8
                                                           1,894.1       1,030.2        (46.4)           2,877.9

Earnings before income taxes and extraordinary items         201.7         205.7        (58.9)             348.5
Provision for income taxes                                    35.4          79.0        (21.5) (o)          93.0


Earnings before extraordinary items                      $   166.3     $   126.7    $   (37.4)         $   255.5

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                   AMERICAN FINANCIAL CORPORATION
                         UNAUDITED PRO FORMA
                 CONSOLIDATED  STATEMENT OF EARNINGS
                NINE MONTHS ENDED SEPTEMBER 30, 1995
                            (In Millions)

                                                                                        Pro Forma Adjustments
                                                                                   Deduct 1st
                                                                Historical            Quarter
                                                                        American     American           Other           AFC
                                                               AFC       Premier      Premier     Adjustments     Pro Forma
Income:
Property and casualty insurance premiums                 $ 1,107.1     $ 1,131.5   $  (381.9)    $       -        $ 1,856.7
Life, accident and health premiums                             1.6            -           -              -              1.6
Investment income                                            472.3         153.5       (49.3)         (24.4) (g)      552.1
Realized gains on sales of securities                         22.2           8.5         0.2            4.1  (h)       35.0
Equity in net earnings of investee corporations               44.0           0.7          -           (11.2) (i)       33.5
Gains (losses) on sales of investee corporations              (0.3)           -           -             0.4  (j)        0.1
Gains (losses) on sales of subsidiaries                         -           (0.2)         -             0.2  (k)         -
Other income                                                  77.2           9.3        (3.0)          (1.1) (l)       82.4
                                                           1,724.1       1,303.3      (434.0)         (32.0)        2,561.4

Expenses:
Property and casualty insurance:
 Losses and loss adjustment expenses                         775.6         899.1      (287.0)            -          1,387.7
 Commissions and other underwriting expenses                 359.1         253.9       (93.0)            -            520.0
Annuity benefits                                             194.2            -           -              -            194.2
Life, accident and health benefits                             1.3            -           -              -              1.3
Interest charges on borrowed money                           103.0          36.1       (13.1)         (30.5) (m)       95.5
Other operating and general expenses                         176.9          36.5       (14.7)           6.7  (n)      205.4
                                                           1,610.1       1,225.6      (407.8)         (23.8)        2,404.1

Earnings before income taxes and extraordinary items         114.0          77.7       (26.2)          (8.2)          157.3
Provision for income taxes                                    31.1          29.6        (9.9)         (10.8) (o)       40.0

Earnings before extraordinary items                      $    82.9     $    48.1    $  (16.3)      $    2.6        $  117.3

                   AMERICAN FINANCIAL CORPORATION
                         UNAUDITED PRO FORMA
                 CONSOLIDATED  STATEMENT 0F EARNINGS
                    YEAR ENDED DECEMBER 31, 1995
                            (In Millions)

                                                                                       Pro Forma Adjustments
                                                                                   Deduct 1st
                                                                Historical            Quarter
                                                                        American     American           Other           AFC
                                                               AFC       Premier      Premier     Adjustments     Pro Forma
Income:
Property and casualty insurance premiums                 $ 1,535.2     $ 1,495.4   $   (381.9)   $       -        $ 2,648.7
Life, accident and health premiums                            15.7            -            -             -             15.7
Investment income                                            632.6         205.4        (49.3)        (39.2) (g)      749.5
Realized gains on sales of securities                         56.6          23.8          0.2           3.4  (h)       84.0
Equity in net earnings (losses) of investee corporations      36.9          (2.2)          -          (19.5) (i)       15.2
Gains (losses) on sales of investee corporations              (0.1)           -            -            0.4  (j)        0.3
Gains (losses) on sales of subsidiaries                         -           (0.3)          -            0.3  (k)         -
Other income                                                 106.6          13.4         (3.0)         (2.3) (l)      114.7
                                                           2,383.5       1,735.5       (434.0)        (56.9)        3,628.1
Expenses:
Properly and casualty insurance:
 Losses and loss adjustment expenses                       1,065.9       1,198.5       (287.0)      1,977.4
 Commissions and other underwriting expenses                 474.2         326.1        (93.0)           -            707.3
Annuity benefits                                             254.7            -            -             -            254.7
Life, accident and health benefits                            13.2            -            -             -             13.2
Interest charges on borrowed money                           138.2          44.9        (13.1)        (47.4) (m)      122.6
Other operating and general expenses                         254.0          53.0        (14.7)          8.7  (n)      301.0
                                                           2,200.2       1,622.5       (407.8)        (38.7)        3,376.2

Earnings before income taxes and extraordinary items         183.3         113.0        (26.2)        (18.2)          251.9
Provision for income taxes                                    40.1          45.9         (9.9)        (19.7) (o)       56.4

Earnings before extraordinary items                      $   143.2    $     67.1   $    (16.3)   $      1.5       $   195.5

                American Financial Corporation

      Notes to Unaudited Pro Forma Financial Statements
                        (in millions)

(a) Represents (i) the elimination of AFC's $574.3 million investment in AFG whose assets consist principally of its investments in AFC and American Premier and (ii) a $1.5 million adjustment to reduce American
     Premier's investments to AFG's basis.

(b) To eliminate intercompany balances between AFC and American Premier including deferred income tax benefits recorded in consolidation.

(c)  To adjust American Premier's goodwill to AFG's basis.

(d) To adjust American Premier's long-term debt to AFG's basis.

(e)  Represents common stock of American Premier owned by AFG.

(f) Reflects (i) AFG's contribution of American Premier common stock to AFC as if contributed at the date of the Mergers, (ii) the elimination of AFC's investment in AFG and American Premier, and (iii)
     AFC's share of American Premier's earnings and net unrealized gains on marketable securities from the date of the Mergers to September 30, 1996.

(g) Adjustments to investment income consist of the following:

                                       Nine Months Ended     Year Ended
                                       September 30,       December 31,
                                         1996       1995           1995

     Eliminate intercompany interest   ($61.8)    ($28.6)        ($44.8)
     Reclassify investment expenses       4.7        2.6            3.0
     Adjust to AFG's basis                2.2        1.6            2.6
                                       ($54.9)    ($24.4)        ($39.2)

(h)  To adjust American Premier's realized gains to AFG's basis.

(i)  To eliminate AFC's equity in earnings of AFG.

(j) To eliminate AFC's $0.4 million loss on sale of an investee to American Premier.

(k) To adjust American Premier's gain on sale of subsidiary in 1996 to AFG's basis and eliminate American Premier's loss on the sale of a subsidiary to AFC in 1995.

(l)  To eliminate intercompany charges.

(m) To eliminate intercompany interest on credit line between AFC and American Premier as detailed in note (g) above and adjust interest on American Premier's debt to AFG's basis.

(n) Adjustments to other operating and general expenses consist of the following:

                                        Nine Months Ended        Year Ended
                                            September 30,      December 31,
                                           1996      1995              1995
     Minority interest in American
          Premier's earnings              $20.7      $9.4             $13.3
     Adjust goodwill amortization
          to AFG's basis                   (5.7)     (4.4)             (5.9)
     Investment expenses from note (g)      4.7       2.6               3.0
     Eliminate intercompany charges        (2.6)      (.9)             (1.7)
                                          $17.1      $6.7             $ 8.7

(o) Represents primarily the tax benefit on interest expense of AFC on its credit line with American Premier for which AFC did not record a tax benefit.

                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AMERICAN FINANCIAL CORPORATION



March 17, 1997                By:   James C. Kennedy
                                   James C. Kennedy
                                   Deputy General Counsel & Secretary

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